General	6 Months Ended
Jun. 30, 2018
General [Abstract]
GENERAL

NOTE 1 - GENERAL:

a.	Medigus Ltd. (the “Company”) was incorporated in Israel on December 9, 1999 and is resident in Israel. The address of its registered office is P.O. Box 3030, Omer, 8496500.

On July 22, 2007 the Company established a wholly owned subsidiary, MEDIGUS USA LLC, in the USA (hereinafter - the “Subsidiary”).

The Subsidiary has not been engaged in any business activities until October 2013.

On October 1, 2013, the Company and its Subsidiary entered into an inter-company agreement whereby the Subsidiary provides services to the Company in consideration for a reimbursement of its costs plus a reasonable premium.

The Company together with its subsidiary (hereinafter – the “Group”) is a medical device group specializing in developing innovative endoscopic procedures and devices. To date most of the Group’s research and development activities have been focused in developing and manufacturing of the Medigus Ultrasonic Surgical Endostapler (hereinafter - “MUSE”) endoscopy system, a FDA approved system, for the treatment of gastroesophageal reflux disease (hereinafter - “GERD”). In addition, the Group uses the technological platform it developed for the purpose of additional special systems and products that are suitable for both medical and industrial applications.

To date, the Group continues negotiations to market the MUSE endoscopy system, together with marketing and selling miniature cameras and related equipment.

b.	On July 9, 2018 the Company, held an Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”) at the Company’s offices. At the Extraordinary Meeting, the shareholders of the Company approved to amend the Company’s articles of association, and a reverse split of the Company’s ordinary shares. Following the approval of the shareholders, the Company effected a reverse split of the Company’s ordinary shares at the ratio of 10:1, such that each ten ordinary shares, par value New Israeli Shekel (“NIS”) 0.10 per share, consolidated into one ordinary share, par value NIS 1.00 (the “Reverse Split”). The record date for determining which holders of the Company’s ordinary shares, and which holders of warrants or options to purchase ordinary shares, will have their holdings adjusted as a result of the Reverse Split was on July 13, 2018.

Concurrently with the Reverse Split, the Company effected a change in the ratio of ordinary shares to each of the Company’s American Depositary Shares (“ADSs”), such that after the Reverse Split was implemented each ADS represents 20 post-Reverse Split ordinary shares, instead of 50 pre-Reverse Split ordinary shares.

Following the transactions mentioned above, the Company’s outstanding ordinary shares were reduced to approximately 19.1 million, which is equivalent to approximately 0.95 million ADSs.

The effect of such consolidation was applied retrospectively for all the amount of shares, warrants, related par value and others presented in this note and elsewhere in the interim condensed consolidated financial statements.

The Company’s shareholders also approved an increase of the authorized share capital of the Company by an additional NIS 80,000,000, such that the authorized share capital increased to NIS 160,000,000, consisting of 160,000,000 ordinary shares par value NIS 1.00 each.

c.	Since incorporation through June 30, 2018, the Group has an accumulated deficit of approximately $58.1 million and its activities have been funded mainly by its shareholders. The Group’s cash and cash equivalents as of June 30, 2018, as well as its proceeds from issuance of ordinary shares and warrants in the public offering as detailed in Note 8 (b), will allow the Group to fund its operating plan through at least the next 12 months. However, the Group expects to continue to incur significant research and development and other costs related to its ongoing operations and in order to continue its future operations, the Group will need to obtain additional funding until becoming profitable.